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                                                      SCHEDULE A TO EXHIBIT 10.4

     The following directors of Park National Corporation ("Park") entered into Split-Dollar Agreements with the subsidiaries of Park identified below which are identical to the Split-Dollar Agreement, dated September 3, 1993, between Leon Zazworsky and The Park National Bank ("Park National Bank") filed as Exhibit
10.3 to Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (File No. 1-13006):

                           Subsidiary of Park which is a Party to         Date of Split-Dollar
Name of Director           Split-Dollar Agreement                         Agreement
----------------           --------------------------------------         --------------------
Maureen Buchwald           The First-Knox National Bank of Mount Vernon   May 22, 1998
                           ("First-Knox National Bank")

James J. Cullers           First-Knox National Bank                       May 22, 1998

F. William Englefield IV   Park National Bank                             September 2, 1993

R. William Geyer           Century National Bank                          October 4, 1993

Michael J. Menzer          Park National Bank                             April 28, 1999

John J. O'Neill            Park National Bank                             September 2, 1993

J. Gilbert Reese           Park National Bank                             September 8, 1993

Rick R. Taylor             The Richland Trust Company                     September 29, 1993
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